RESTRICTED CASH	12 Months Ended
Dec. 31, 2015
Cash and Cash Equivalents [Abstract]
RESTRICTED CASH
RESTRICTED CASH

Our restricted cash balances are as follows:

(in thousands of $)	2015	2014
Methane Princess lease security deposits	134,477	142,513
Restricted cash relating to the cross currency interest rate swap (see note 25)	36,798	9,710
Restricted cash relating to the NR Satu facility (see note 22)	10,281	10,152
Restricted cash held by Eskimo SPV (see note 5)	4,031	—
Restricted cash relating to performance guarantees	7,686	—
Restricted cash relating to the Golar Freeze facility (see note 22)	—	10,008
Total restricted cash	193,273	172,383
Less: current portion of restricted cash	(56,714)	(25,831)
Long-term restricted cash	136,559	146,552

Restricted cash does not include minimum consolidated cash balances of $30 million required to be maintained as part of the financial covenants in some of our loan facilities, as these amounts are included in “Cash and cash equivalents” (see note 22).

As of December 31, 2015 and 2014, the value of deposits used to obtain letters of credit to secure the obligations for the lease arrangements described in note 22 was $134.5 million and $142.5 million, respectively. These security deposits are referred to in these financial statements as restricted cash. The Methane Princess Lease security deposit earns interest based upon GBP LIBOR.

As of December 31, 2015 and 2014, the value of collateral deposits required to secure performance guarantees issued to charterers on our behalf by banks was $7.7 million and $nil, respectively. These security deposits are referred to in these financial statements as restricted cash.

Restricted cash relating to Eskimo SPV represents amounts held by the VIE which are not available for use by the Partnership. We are required to consolidate Eskimo SPV under US GAAP into our financial statements as a VIE (see note 5).